Summary Prospectus	February 27, 2015

Schwab Treasury Obligations Money Fund™

Ticker Symbol:    SNTXX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, Statement of Additional Information (SAI) and other information about the fund online at www.schwabfunds.com/prospectus. You can also obtain this information at no cost by calling 1-866-414-6349 or by sending an email request to orders@mysummaryprospectus.com. If you purchase or hold fund shares through a financial intermediary, the fund’s prospectus, SAI, and other information about the fund are available from your financial intermediary.

The fund’s prospectus, dated April 30, 2014, and SAI, dated April 30, 2014, as supplemented February 27, 2015, include a more detailed discussion of fund investment policies and the risks associated with various fund investments. The prospectus and SAI are incorporated by reference into the summary prospectus, making them legally a part of the summary prospectus.

Investment objective

The fund’s goal is to seek current income consistent with stability of capital and liquidity. The fund’s investment objective is not fundamental and therefore may be changed by the fund’s board of trustees without shareholder approval.

Fund fees and expenses

This table describes the fees and expenses you may pay if you buy and hold Sweep Shares of the fund.

Shareholder fees (fees paid directly from your investment)
None

Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.34
Distribution (12b-1) fees	None
Other expenses	0.43

Total annual fund operating expenses	0.77
Less expense reduction	(0.12)

Total annual fund operating expenses after expense reduction[1]	0.65

[1]

The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the Sweep Shares to 0.65% for so long as the investment adviser serves as the adviser to the fund (“contractual expense limitation agreement”). This contractual expense limitation agreement may only be amended or terminated with the approval of the fund’s Board of Trustees. “Non-routine expenses” that are not subject to the foregoing contractual expense limitation agreement include, but are not limited to, any reimbursement payments made by the Sweep Shares to the investment adviser and/or its affiliates of fund fees and expenses that were previously waived or reimbursed by the investment adviser and/or its affiliates in order to maintain a non-negative net yield for the Sweep Shares (the “voluntary yield waiver”). From the date of the fund’s commencement of operations (June 5, 2012) through December 31, 2013, the investment adviser and its affiliates waived fees for the Sweep Shares in the amount of $8,286,231 under the voluntary yield waiver. Any future reimbursement of these previously waived fees made by the Sweep Shares to the investment adviser and/or its affiliates may cause the total annual fund operating expenses of the Sweep Shares to exceed the expense limitation under the contractual expense limitation agreement. If any actual or scheduled reimbursement payments to the investment adviser and/or its affiliates under the voluntary yield waiver materially impact the total annual fund operating expenses of the Sweep Shares, this fee table will be amended to reflect that impact.

Example

This example is intended to help you compare the cost of investing in the fund’s Sweep Shares with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s Sweep Shares’ operating expenses remain the same. The figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

Expenses on a $10,000 investment

1 year	3 years	5 years	10 years
$66	$208	$362	$810

Principal investment strategies

To pursue its goal, the fund typically invests in securities backed by the full faith and credit of the U.S. government and repurchase agreements backed by such investments. Under normal circumstances, the fund will invest at least 80% of its net assets in U.S. Treasury obligations and repurchase agreements backed by such obligations. The fund will notify its shareholders at least 60 days before changing this policy. The full faith and credit backing is the strongest backing offered by the U.S. government, and traditionally is considered by investors to be the highest degree of safety as far as the payment of principal and interest.

Based on the fund manager’s view of market conditions for U.S. Treasury securities, the fund may invest up to 20% of its net assets in: (i) obligations that are issued by the U.S. government, its agencies or instrumentalities, including obligations that are not fully guaranteed by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac and the Federal Home Loan Banks, and repurchase agreements backed by such obligations; and (ii) obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities. Obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities are considered U.S. government securities under the rules that govern money market funds.

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In choosing securities, the fund’s manager seeks to maximize current income within the limits of the fund’s investment objective and credit, maturity and diversification policies. By investing primarily in full faith and credit U.S. government investments and repurchase agreements backed by such investments, the fund seeks to provide safety as to its assets. The portfolio manager may adjust the fund’s average maturity based on current and anticipated changes in interest rates. To preserve its investors’ capital, the fund seeks to maintain a stable $1 share price.

For temporary defensive purposes during unusual market conditions, the fund may invest up to 100% of its assets in cash, cash equivalents or other high quality short-term investments.

Principal risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:

Investment Risk. Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Interest Rate Risk. Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also will be low. Because interest rates in the United States are at, or near, historically low levels, a change in a central bank’s monetary policy (e.g., tapering of the Federal Reserve Board’s quantitative easing program) or improving economic conditions may result in an increase in interest rates. A sudden or unpredictable rise in interest rates may cause volatility in the market and may decrease liquidity in the money market securities markets, making it more difficult for the fund to sell its money market investments at a time when the investment adviser might wish to sell such investments. Decreased market liquidity also may make it more difficult to value some or all of the fund’s money market securities holdings. In addition, to the extent the fund makes any reimbursement payments to the investment adviser and/or its affiliates, the fund’s yield would be lower.

Credit Risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. Even though the fund’s investments in repurchase agreements are collateralized at all times, there is some risk to the fund if the other party should default on its obligations and the fund is delayed or prevented from recovering or disposing of the collateral. Negative perceptions of the ability of an issuer or guarantor to make payments or otherwise honor its obligations could also cause the price of that investment to decline. The credit quality of the fund’s portfolio holdings can change rapidly in certain market environments and any default on the part of a single portfolio investment could cause the fund’s share price or yield to fall. Certain U.S. government securities that the fund may invest in are not backed by the full faith and credit of the U.S. government, which means they are neither issued nor guaranteed by the U.S. Treasury. Although maintained in conservatorship by the Federal Housing Finance

Agency since September 2008, Fannie Mae (FNMA) and Freddie Mac (FHLMC) maintain only lines of credit with the U.S. Treasury. The Federal Home Loan Banks (FHLB) maintain limited access to credit lines from the U.S. Treasury. Other securities, such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB), are supported solely by the credit of the issuer. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities the fund owns do not extend to the shares of the fund itself.

Repurchase Agreements Risk. When the fund enters into a repurchase agreement, the fund is exposed to the risk that the other party (i.e., the counter-party) will not fulfill its contractual obligation. In a repurchase agreement, there exists the risk that when the fund buys a security from a counter-party that agrees to repurchase the security at an agreed upon price (usually higher) and time, the counter-party will not repurchase the security.

Management Risk. Any actively managed mutual fund is subject to the risk that its investment adviser will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its objective. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect the fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund’s yield at times could lag the yields of other money market funds.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer, including, for example, during periods of rising interest rates. In addition, dealer inventories of certain securities — an indication of the ability of dealers to engage in “market making” — are at, or near, historic lows in relation to market size, which could potentially lead to decreased liquidity. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Redemption Risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the fund, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

Regulatory Risk. The Securities and Exchange Commission (SEC) and other regulators may adopt additional money market fund regulations in the future, which may impact the operation,

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performance and expenses of the fund. As of the date of this prospectus, the SEC has proposed changes to the rules governing money market funds. Recent and future legislative and regulatory changes also may impact the securities and markets in which the fund may invest, which could impact the fund’s investment strategies.

Money Market Risk. The fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

Performance

The bar chart below shows the investment results of the fund’s Sweep Shares for the prior calendar year and the following table shows the fund’s Sweep Shares average annual total returns for various periods. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance may differ from past performance. For current performance information, please see www.schwab.com/moneyfunds or call toll free 1-800-435-4000 for current seven-day yield.

Annual total returns (%) as of 12/31

Best quarter: 0.00% Q1 2013

Worst quarter: 0.00% Q4 2013

Average annual total returns (%) as of 12/31/13
	1 year	Since Inception (6/5/12)
Fund	0.01%	0.01%

Investment adviser

Charles Schwab Investment Management, Inc.

Purchase and sale of fund shares

The fund is open for business each day that the New York Stock Exchange is open except when the following federal holidays are observed: Columbus Day and Veterans Day.

The fund is designed for use in conjunction with certain accounts held at Charles Schwab & Co., Inc. (Schwab) and is subject to the eligibility terms and conditions of your Schwab account agreement, as amended from time to time. If you designate the fund as the sweep fund on your Schwab account, your uninvested cash balances will be invested in the fund according to the terms and conditions of your account agreement. Similarly, when you use your account to purchase other investments or make payments, shares of the fund will be sold to cover these transactions according to the terms and conditions of your account agreement. You may make purchase, exchange and redemption requests in accordance with your account agreement.

Tax information

Distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.

Payments to financial intermediaries

The fund pays Schwab for shareholder and sweep administration services. These payments may create a conflict of interest by influencing Schwab and your salesperson to recommend the fund over another investment. Ask your salesperson or visit Schwab’s website for more information.

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REG67349-06 00136278	Schwab Treasury Obligations Money FundTM; Ticker Symbol: SNTXX

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